UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 21, 2009

Healthcare Trust of America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16427 N. Scottsdale Road, Suite 440, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-998-3478

Grubb & Ellis Healthcare REIT, Inc.
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Partnership Agreement

On August 24, 2009, Healthcare Trust of America, Inc. (the "Company"), a self-managed, non-traded public REIT, entered into a second amendment to the partnership agreement for the Company’s operating partnership (the "Partnership Agreement Amendment"), to change the name of its operating partnership to Healthcare Trust of America Holdings, LP.

The foregoing summary of the material terms of the Partnership Agreement Amendment is qualified in its entirety by the terms of the Partnership Agreement Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendments to Greenville Purchase Agreement

On August 21, 2009, HTA Greenville, LLC, a subsidiary of the Company ("HTA LLC") and Greenville Hospital System and certain of its affiliates ("GHS") agreed to amend the Agreement of Sale and Purchase, dated July 15, 2009 (the "Purchase Agreement"), as amended by the First Amendment to Agreement and Sale of Purchase, dated August 14, 2009 (the "First Amendment"), for the acquisition of 16 medical office buildings in the Greenville, South Carolina area (the "Second Amendment"). The Purchase Agreement was described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on July 16, 2009, which is incorporated herein by reference. The First Amendment was described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2009, which is incorporated herein by reference.

The purpose of the Second Amendment was to (i) extend the end of the due diligence period for certain matters from August 21, 2009 to August 26, 2009, (ii) establish the closing date for the transaction as September 4, 2009, or such earlier date as agreed to by the parties, subject to limited extension rights of the Company, and (iii) address specific due diligence matters.

On August 26, 2009, HTA LLC and GHS agreed to further amend the Purchase Agreement (the "Third Amendment"). The purpose of the Third Amendment was to, among other things, (i) change the purchase price of the portfolio from $161,630,000 to $161,670,000, (ii) replace certain exhibits to the Purchase Agreement and (iii) modify certain closing conditions. Except as provided by the First Amendment, Second Amendment, and Third Amendment, all other terms, covenants and conditions contained in the Purchase Agreement remain the same.

The foregoing summaries of the material terms of the Second Amendment and the Third Amendment are qualified in their entirety by the terms of such amendments attached as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s board of directors adopted an amendment to the Company’s charter (the "Charter Amendment") to change the Company’s corporate name from Grubb & Ellis Healthcare REIT, Inc. to Healthcare Trust of America, Inc. The Company’s board of directors also adopted an amendment to the Company’s bylaws (the "Bylaws Amendment") to amend the title of the bylaws to reflect the Company’s new corporate name.

Copies of the Charter Amendment, which became effective on August 24, 2009, and the Bylaws Amendment, which became effective on August 24, 2009, are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 27, 2009, we distributed a press release announcing the transition of our dealer manager for our initial public offering to Realty Capital Securities, LLC effective August 29, 2009. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Articles of Amendment, effective August 24, 2009
3.2 Amendment to the Bylaws, effective August 24, 2009
10.1 Amendment No. 2 to Agreement of Limited Partnership of Grubb & Ellis Healthcare REIT Holdings, LP by Healthcare Trust of America, Inc. (formerly known as Grubb & Ellis Healthcare REIT, Inc.), dated as of August 24, 2009
10.2 Second Amendment to Agreement of Sale and Purchase, dated August 21, 2009
10.3 Third Amendment to Agreement of Sale and Purchase, dated August 26, 2009
99.1 Press Release dated August 27, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

August 27, 2009	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer & President

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Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment, effective August 24, 2009
3.2	Amendment to the Bylaws, effective August 24, 2009
10.1	Amendment No. 2 to Agreement of Limited Partnership of Grubb & Ellis Healthcare REIT Holdings, LP by Healthcare Trust of America, Inc. (formerly known as Grubb & Ellis Healthcare REIT, Inc.), dated as of August 24, 2009
10.2	Second Amendment to Agreement of Sale and Purchase, dated August 21, 2009
10.3	Third Amendment to Agreement of Sale and Purchase, dated August 26, 2009
99.1	Press Release dated August 27, 2009